UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	October 11, 2019

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01,333-229815, 333-229815-01,333-181466, 333-206176,333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01,333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.	Entry into Material Definitive Agreements.

On October 11, 2019, Synchrony Credit Card Master Note Trust (the “Trust”) and RFS Holding, L.L.C. entered into a Reassignment No. 6 of Receivables in Removed Accounts, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Trust and RFS Holding, L.LC. agreed that certain accounts would be designated for removal pursuant to the terms of the Transfer Agreement, dated as of September 25, 2003, as amended, between RFS Holding, L.L.C. and the Trust.

On October 11, 2019, RFS Holding, L.L.C. and Synchrony Bank entered into a Designation of Removed Accounts and Fourteenth Amendment to Receivables Sale Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which RFS Holding, L.L.C and Synchrony Bank amended certain provisions of the Receivables Sale Agreement, dated as of June 27, 2003, as amended, between RFS Holding, L.L.C. and Synchrony Bank.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Reassignment No. 6 of Receivables in Removed Accounts, dated as of October 11, 2019, between Synchrony Credit Card Master Note Trust and RFS Holding, L.L.C.

4.2	Designation of Removed Accounts and Fourteenth Amendment to Receivables Sale Agreement, dated as of October 11, 2019, between RFS Holding, L.L.C. and Synchrony Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2019	RFS Holding, L.L.C., as depositor

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President

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